SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                               (Amendment No ____)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[_]      Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]      Definitive Proxy Statement

[_]      Definitive Additional Materials

[_]      Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                                MINDFULEYE, INC.
                                ----------------

                            (FORMERLY RABATCO, INC.)
                            ------------------------
               Name of the Registrant as Specified In Its Charter

                          INTERWEST TRANSFER CO., INC.
                          ----------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies: NOT APPLICABLE

         (2)      Aggregate number of securities to which transaction applies:
                  NOT APPLICABLE

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): NOT APPLICABLE

         (4)      Proposed maximum aggregate value of transaction: NOT
                  APPLICABLE

         (5)      Total fee paid: NOT APPLICABLE

[_]      Fee paid previously with preliminary materials.

[ ]      Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         Amount Previously Paid: NOT APPLICABLE

         Form, Schedule or Registration Statement No.: NOT APPLICABLE

         Filing Party: NOT APPLICABLE

         Date Filed: NOT APPLICABLE

                                MINDFULEYE, INC.
                         SUITE 300 - 355 BURRARD STREET
                       VANCOUVER, BRITISH COLUMBIA, CANADA
                                     V6C 2G6



May 18, 2001



Dear Stockholders:

You are cordially invited to attend the annual meeting of stockholders of MindfulEye, Inc. (the "Company") to be held at 3:00 p.m. (PDT) on Thursday, May 31, 2001, in the King George Room of the Hyatt Regency Hotel 655 Burrard Street, Vancouver, British Columbia, V6C 2R7, Canada.

In addition to the items set forth in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement, we will report on current activities of the Company and will provide an opportunity to discuss matters of interest to you as a stockholder.

We sincerely hope that you will be able to attend our Annual Meeting. However, whether or not you plan to attend, please sign, date, and promptly return the enclosed proxy to ensure that your shares are represented.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in MindfulEye, Inc.

                                             Very truly yours,


                                             /s/ Amanda Kerr
                                             ---------------
                                             AMANDA KERR
                                             CORPORATE SECRETARY

                                MINDFULEYE, INC.
               ---------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 31, 2001
              -----------------------------------------------------

To the Stockholders:

The Annual Meeting of Stockholders of MindfulEye, Inc. will be held at 3:00 p.m.
(PDT) on Thursday, May 31, 2001 in the King George Room of the Hyatt Regency Hotel 655 Burrard Street, Vancouver, British Columbia, V6C 2R7, Canada, for the following purposes:

1.       To elect three directors, each to a one year term;

2. To ratify the appointment of Ellis Foster, Chartered Accountants, as the auditor for MindfulEye, Inc.; and

3. To transact any other business that may properly come before the meeting.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only stockholders of record at the close of business on May 11, 2001 are entitled to notice of, and to vote at the annual meeting and any adjournments thereof.

All stockholders are cordially invited to attend the Annual Meeting. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible. Any stockholder attending the meeting may vote in person even if he or she returned a proxy.

                                             BY ORDER OF THE BOARD OF DIRECTORS


                                             /s/ Amanda Kerr
                                             ---------------

                                             AMANDA KERR
                                             CORPORATE SECRETARY

May 18, 2001

--------------------------------------------------------------------------------
                                    IMPORTANT

Whether or not you plan to attend the meeting, please sign, date, and return promptly the enclosed proxy in the enclosed envelope, which requires no postage if mailed in the United States. Promptly signing, dating, and returning the proxy will save the Company the additional expense of further solicitation.

--------------------------------------------------------------------------------

                                MINDFULEYE, INC.
                            300 - 355 BURRARD STREET
                       VANCOUVER, BRITISH COLUMBIA, CANADA
                                     V6C 2G6

             -------------------------------------------------------

                                 PROXY STATEMENT

             -------------------------------------------------------


                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of MindfulEye, Inc. (the "Company") to be voted at the 2001 Annual Meeting of Stockholders of the Company to be held at 3:00 p.m. (PDT) on Thursday, May 31, 2001. Stockholders who sign proxies may revoke them at any time before their exercise by delivering a written revocation to the Secretary of the Company, by submission of a proxy with a later date, or by voting in person at the meeting. These proxy materials along with our annual report on Form 10-KSB are being mailed to stockholders on or about May 18, 2001.

RECORD DATE

Stockholders of record at the close of business on May 11, 2001 will be entitled to vote at the meeting on the basis of one vote for each share held. On May 11, 2001, there were outstanding 17,247,744 shares of common stock of the Company.

PRINCIPAL EXECUTIVE OFFICE

Suite 300 - 355 Burrard Street, Vancouver, British Columbia, Canada V6C 2G6

REVOCABILITY OF PROXIES

Any proxy given pursuant to this solicitation may be revoked by the person giving it any time before its use by delivering to MindfulEye, Inc. (Attention:
Amanda Kerr, Corporate Secretary) a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

VOTING AND SOLICITATION

Holders of shares of common stock are entitled to one vote per share on all matters. Votes cast by proxy or in person at the Annual Meeting will be tabulated by Ellis Foster, Chartered Accountants (the "Inspector") with the assistance of MindfulEye's transfer agent. The Inspector will also determine whether or not a quorum is present. The affirmative vote of a majority of shares present in person or represented by proxy at a duly held meeting at which a quorum is present is required under Nevada law for approval of proposals presented to stockholders. In general, Nevada law also provides that a quorum consists of a majority of the shares entitled to vote and present in person or represented by proxy. The Inspector will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum and as negative votes for purposes of determining the approval of any matter submitted to the stockholders for a vote. Any proxy which is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted for the election of directors, for ratification of the appointment of the designated independent auditors and, as the proxy holders deem advisable, on other matters that may come before the meeting, as the case may be with respect to the item not marked. If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present with respect to that matter. MindfulEye believes that the tabulation procedures to be followed by the Inspector are consistent with the general statutory requirements in Nevada concerning voting of shares and determination of a quorum.

The cost of soliciting proxies will be borne by MindfulEye. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of our directors, officers and regular employees, without additional compensation, personally or by telephone or telegram.

FORM 10-KSB

To request an additional copy of the Company's Annual Report on Form 10-KSB for fiscal year 2000, containing information on operations filed with the Securities and Exchange Commission is available on written request. Please write to: Amanda Kerr, Corporate Secretary, MindfulEye, Inc., Suite 300, 355 Burrard Street, Vancouver, British Columbia, Canada, V6C 2G6.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

Stockholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of the proxy rules established by the Securities and Exchange Commission. Proposals of stockholders of MindfulEye that are intended to be presented by such stockholders at our 2002 Annual Meeting of Stockholders must be received by us no later than January 18, 2002 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

Any stockholder proposal for next year's annual meeting submitted after April 3, 2002 will not be considered filed on a timely basis with the Company under SEC Rule 14a-4(c)(1). For proposals that are not timely filed, the Company retains discretion to vote proxies it receives. For proposals that are timely filed, the Company retains discretion to vote proxies it receives, provided that (1) the Company includes in its proxy statement advice on the nature of the proposal and how it intends to exercise its voting discretion and (2) the proponent does not issue a proxy statement.



                             BUSINESS OF THE MEETING


                        PROPOSAL 1: ELECTION OF DIRECTORS

GENERAL

The Board of Directors will consist of three members. Directors are elected for a one-year term.

Unless a stockholder indicates otherwise, each signed proxy will be voted for the election of these nominees.

Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that the proxies will be voted for the election of another nominee to be designated by the Board of Directors to fill any vacancy.

The candidates elected are those receiving the largest number of votes cast by the shares entitled to vote in the election, up to the number of directors to be elected. Shares held by persons who abstain from voting on the election and broker "non-votes" will not be counted in the election.

INFORMATION WITH RESPECT TO NOMINEES

The following persons have been nominated to serve as directors of the Company:

o    Todd Cusolle
o    Amanda Kerr
o    Matthew Sebal

All of the nominees currently serve on the Company's Board of Directors. Each nominee has been nominated to serve as a director for a term of one year or until his successor is elected and qualified.

VOTE REQUIRED

A majority of votes by the shares of common stock present or represented and voting at the meeting is required to elect the nominees.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING FOR ALL NOMINEES FOR THE BOARD OF DIRECTORS.

BACKGROUND OF NOMINEES

TODD CUSOLLE, Age 30
Todd Cusolle, a director and Chief Technology Officer of the Company since March 13, 2000, is a professional senior software developer. In addition, Mr. Todd Cusolle has been a director of MindfulEye.Com Systems Inc., the Company's wholly owned subsidiary, since July 21, 1999. Prior to co-founding MindfulEye.Com Systems Inc. in 1999, Todd Cusolle served as a senior developer and architect at RLG NetPerformance and Communicate.com (formerly IMIDIAT Digital). From 1996 until 1998, Mr. Cusolle was the founding employee of Emerge Online and led the expansion of a technical team from 1 to 20 employees. While working with these organizations, Mr. Cusolle led the back end development of well known investment and financial websites, including HSBC Bank USA (formerly Marine Midland Bank), TD Bank, Comerica Bank, Fleet Bank USA, Canada Trust, Canadian Corporate News and Bayshore Trust. Notably, Mr. Cusolle designed and implemented the world's first online instant approval line-of credit application that automatically accessed and analyzed an individual's credit report.

During the early days of the Internet (1995-1996) Mr. Cusolle held development positions at both Quadravision Communications (now Bowne Internet) and Carleton University in Ottawa, Canada.

AMANDA KERR, Age 31
Amanda Kerr has been a director and Corporate Secretary of the Company since March 13, 2000. In addition, Ms. Kerr has been a director of MindfulEye.Com Systems Inc., the Company's wholly owned subsidiary, since July 21, 1999. Ms Kerr was a co-founder of MindfulEye.Com Systems Inc. in July 1999 and currently serves as V.P., Operations. Previous to that, Ms. Kerr served as a senior project manager for Communicate.com (formerly IMEDIAT Digital) of Vancouver from October 1998 to July 1999, and as operations manager for Emerge Online of Vancouver. In these positions, Ms. Kerr managed the development of large-scale transaction websites for clients, including HSBC Bank USA (formerly Marine Midland Bank), CKWS News 1130, The Jim Pattison Trade Group, and London Drugs Photostation. Ms. Kerr also owned a web-consulting firm from May 1994 to December 1996.

MATTHEW SEBAL, Age 31
Matthew Sebal has been director of the Company since November 24, 2000. Mr. Sebal is the President and Chairman of Return Assured, Inc. He has served as President and Chief Executive Officer of Return Assured since June 2000. Previous to that, Mr. Sebal was the principal in IBM's e-business Services Group for B.C. From 1997 to 1998 Mr. Sebal was a director of business development for Communicate.com. From 1995 to 1997, he was senior strategist for Emerge Online, Inc. Mr. Sebal holds a Bachelors degree in Liberal Arts from the University of Western Ontario.


BOARD OF DIRECTORS MEETINGS AND COMMITTEES

During 2000, the Board of Directors held nine meetings. All directors attended 75% or more of the aggregate number of Board meetings and meetings of committees on which they served. The Board of Directors has the following standing committee: None.

COMPENSATION OF THE BOARD OF DIRECTORS

The Company's directors received compensation during the last fiscal year. See "Executive Compensation" below for the details.

EXECUTIVE OFFICERS AND KEY EMPLOYEES OF THE COMPANY

In addition to the directors who also serve as executive officers, the following persons currently serve as key employees of the Company:

SCOTT KERR, Age 32 - VP BUSINESS DEVELOPMENT
Scott Kerr joined MindfulEye in August 2000. His role as Vice President, Business Development includes strategy implementation of the business development function, corporate and product marketing, and the development and execution of product sales and distribution programs. Previous to that, Mr. Kerr managed new business development for Bayleaf Software Inc. of Vancouver from 1998 to August 2000, and served as vice president, client services with Omni-Tech Systems Ltd. of Vancouver. Mr. Kerr has studied marketing and communications and received a Bachelor of Arts in Political Science from the University of British Columbia. (No relation to Amanda Kerr).

XIAOWEI (WILLIAM) TANG, Age 35 - SENIOR DEVELOPER OF LEXANT AND ARTIFICIAL TECHNOLOGY
William Tang joined the Company in February 2000 as Senior Developer for the development of Lexant and Artificial Intelligence Technology. Previous to that Mr. Tang worked as a research assistant at the National University of Ireland, Dublin and as a team leader/analyst at Computer Centre, Xiangtan

Polytechnic University, China from 1988 to 1995. Mr. Tang received a Master of Science in Computer Science from the University of Ireland, Dublin, Ireland.

DR. MARIA TERESA (MAITE) TABOADA, Age 31 - COMPUTATION LINGUIST
Maita Taboada joined the Company in May 2000 as a Computation Linguist for the development of Lexant, our artificial intelligence technology. Ms. Toboada received her Ph.D. in Linguistics from the Universidad Complutense de Madrid, Madrid, Spain. Ms. Toboada completed her postdoctoral research fellowship on conversation policies for agent communication at the University of Alberta, Canada. She has written numerous publications and made presentations on Generic Analysis, Thematic Patterns in conversation, and conversation as Text. Ms. Taboada received a Master of Arts in English Philosophy from the Universidad Complutense de Madrid, Madrid, and a Master of Science in Computational Linguistics from the Carnegie Mellon University, Pittsburgh, USA.

PRAVIN SHAH, Age 48 - CORPORATE CONTROLLER
Pravin Shah joined MindfulEye in June 2000. Mr. Shah is a Chartered Accountant
(CA) with 20 years of progressive accounting and systems development experience. Mr. Shah obtained his CA designation in 1994 from the Institute of Chartered Accountants of B.C. and an ACA designation from the Institute of Chartered Accountants of England & Wales in 1980. Mr. Shah has been involved with private companies at various stages of development. Before joining the Company, Mr. Shah was working as a senior accountant with a firm of chartered accountants.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the Company's common stock as of May 11, 2001:

         o        By the Company's directors and certain executive officers;

         o By all directors and executive officers of the Company as a group;

         o By any person known to the Company to be the beneficial owner of more than 5% of the outstanding common stock.


NAME AND ADDRESS                           AMOUNT AND NATURE OF     PERCENT OF
                                          BENEFICIAL OWNERSHIP OF     CLASS(1)
                                               COMMON STOCK
--------------------------------------------------------------------------------
Todd Cusolle, +5% shareholder                   1,232,744 (2)           7.15%
803 - 1068 Hornby St.,
Vancouver, B.C., V6G 2Y7, Canada

Amanda Kerr, +5% shareholder                    1,232,744 (3)           7.15%
2803 - 198 Aquarius Mews,
Vancouver, B.C., V6Z 2Y4, Canada

NAME AND ADDRESS                           AMOUNT AND NATURE OF     PERCENT OF
                                          BENEFICIAL OWNERSHIP OF     CLASS(1)
                                               COMMON STOCK
--------------------------------------------------------------------------------

Scott Kerr                                        600,000 (4)           3.48%
633 East 11th Street,
North Vancouver, B.C., V7L 2H7, Canada

Matthew Sebal                                     200,000 (5)           1.16%
5 - 179 West 15th Avenue,
Vancouver, B.C., V6H 1S2, Canada

Soledad Holdings Ltd., +5% shareholder          1,075,000               6.23%
Spencer Lawrence House, Prospect Estate
St. John's Parish, Nevis, West Indies

Varshney Capital Corporation, +5% shareholder   1,719,208               9.97%
1304 - 925 W. Georgia St.,
Vancouver, B.C., V6C 3L2, Canada

Ray Torresan, +5% shareholder                   1,232,744 (6)           7.15%
403 - 1000 Beach Avenue,
Vancouver, B.C., V6E 4M2, Canada

Tod Maffin, +5% shareholder                     1,232,744 (7)           7.15%
500 R141, 757 W. Hastings St.,
Vancouver, B.C., V6C 1A1, Canada

Nav Bhullar; +5% shareholder                    1,232,744 (8)           7.15%
300-355 Burrard Street,
Vancouver, B.C., V6C 2G6, Canada

All current directors and executive             3,265,488 (9)          18.93%
  officers as a group
(four persons)
-------------------------
(1) Based on an aggregate of 17,247,744 shares outstanding as of May 11, 2001. Where a named person holds options or warrants to purchase shares of common stock of the Company, the number of shares that may be issued under those options or warrants are NOT added to the 17,247,744 figure in calculating the percentage held by that person.
(2) Includes (a) 1,232,744 shares of common stock owned of record directly; and excludes (b) options exercisable to acquire 125,000 shares of common stock within 60 days of May 15, 2001.
(3) Includes (a) 1,232,744 shares of common stock owned of record directly; and excludes (b) options exercisable to acquire 125,000 shares of common stock within 60 days of May 15, 2001.
(4) Includes (a) 600,000 shares of common stock owned of record directly; and excludes (b) options exercisable to acquire 31,250 shares of common stock within 60 days of May 15, 2001.
(5) Includes (a) 200,000 shares of common stock owned of record directly; and excludes (b) options exercisable to acquire 50,000 shares of common stock within 60 days of May 15, 2001.
(6) Includes (a) 1,232,744 shares of common stock owned of record directly; excludes and (b) options exercisable to acquire 125,000 shares of common stock within 60 days of May 15, 2001.
(7) Includes (a) 1,232,744 shares of common stock owned of record directly; and excludes (b) options exercisable to acquire 20,000 shares of common stock within 60 days of May 15, 2001.
(8)  Includes (a) 1,232,744 shares of common stock owned of record directly.
(9) Includes (a) 1,232,744 shares of common stock owned of record by Todd Cusolle directly; (b) 1,232,744 shares of common stock owned of record by Amanda Kerr directly; (c) 200,000 shares of common stock owned of record by Matthew Sebal directly; (d) 600,000 shares of common stock owned of record by Scott Kerr directly.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Federal securities laws require the Company's directors and executive officers and persons who own more than 10% of the Company's common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of any securities of the Company.

To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, all of the Company's directors, executive officers, and greater-than-10% beneficial owners made all required filings on a timely basis.


                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The table below shows, for the last fiscal year, compensation paid to the Company's Chief Executive Officer and the three most highly paid executive officers serving at fiscal year end. We refer to all these officers as the "Named Executive Officers."

                                                                        ANNUAL COMPENSATION
                                               ----------------------------------------------------------------------
NAME AND PRINCIPAL POSITION          FISCAL           SALARY ($)               BONUS ($)             OTHER ANNUAL
                                     YEAR(1)                                                       COMPENSATION ($)
-----------------------------------------------------------------------  ---------------------  ---------------------
RAY TORRESAN(2)                        2000            $66,766                   Nil                    Nil
President and CEO                      1999              Nil                     Nil                    Nil

TODD CUSOLLE(3)                        2000            $86,856                   Nil                    Nil
Chief Technology Officer               1999              Nil                     Nil                    Nil

AMANDA KERR(4)                         2000            $66,766                   Nil                    Nil
Corporate Secretary                    1999              Nil                     Nil                    Nil

TOD MAFFIN(5)                          2000            24,127                    Nil                    Nil
President and CEO                      1999              Nil                     Nil                    Nil


(1)  Year ended December 31.
(2)  President and CEO from April 28, 2000 to April 20, 2001
(3)  Chief Technology Officer March 13, 2000 to present.
(4)  Corporate Secretary from March 13, 2000 to present.
(5)  President and CEO from March 13, 2000 to April 28, 2000

STOCK OPTION PLAN

On June 7, 2000, the Board of Directors of the Company approved the 2000 Stock Option Plan (the "Plan"). The Plan provides for the grant of incentive and non-qualified options to purchase up to 3,000,000 shares of common stock to officers, directors, employees, and other qualified persons who may be selected by the Plan Administrator (which currently is the Board of Directors). The Plan is intended to help attract and retain key Company employees and any other persons who may be selected by the Plan Administrator and to give those persons an equity incentive to achieve the objectives of the Company's shareholders.

Incentive stock options may be granted to any individual who, at the time of grant, is an employee of the Company or any related corporation. Non-qualified stock options may be granted to employees and to any other persons who may be selected by the Plan Administrator. The Plan Administrator fixes the exercise price for options in the exercise of its sole discretion, subject to certain minimum exercise prices in the case of incentive stock options. Options will not be exercisable until they vest according to a vesting schedule specified by the Plan Administrator at the time of grant of the option.

Options are non-transferable except by will or the laws of descent and distribution. With certain exceptions, vested but unexercised options terminate on the earlier of: (i) the expiration of the option term specified by the Plan Administrator at the date of grant (generally 10 years; or, with respect to incentive stock options granted to greater-than 10% shareholders, a maximum of five years); (ii) the date of an employee optionee's termination of employment or contractual relationship with the Company or any related corporation for cause; (iii) the expiration of three months from the date of an optionee's termination of employment or contractual relationship with the Company or any related corporation for any reason, other than cause, death or disability; or
(iv) the expiration of one year from the date of death of an optionee or cessation of an optionee's employment or contractual relationship by death or disability. Unless accelerated in accordance with the Plan, unvested options terminate immediately on termination of employment of the optionee by the Company for any reason whatsoever, including death or disability.

OPTION GRANTS IN THE LAST FISCAL YEAR

During the fiscal year ended December 31, 2000, options were granted to the Named Executive Officers as follows:

--------------------------------------------------------------------------------------------------------------------
NAME                              NUMBER OF SHARES         DATE OF GRANT         DATE OF EXPIRY      EXERCISE PRICE
                                    UNDER OPTION
--------------------------------------------------------------------------------------------------------------------
Ray Torresan                          200,000              June 7, 2000           June 7, 2010           $3.50
--------------------------------------------------------------------------------------------------------------------
Todd Cusolle                          200,000              June 7, 2000           June 7, 2010           $3.50
--------------------------------------------------------------------------------------------------------------------
Amanda Kerr                           200,000              June 7, 2000           June 7, 2010           $3.50
--------------------------------------------------------------------------------------------------------------------
Tod Maffin                             80,000              June 7, 2000           June 7, 2010           $3.50
--------------------------------------------------------------------------------------------------------------------
Praveen Varshney                      100,000              June 7, 2000           June 7, 2010           $3.50
--------------------------------------------------------------------------------------------------------------------
Scott Kerr                             75,000              July 28, 2000          July 28, 2010          $3.50
--------------------------------------------------------------------------------------------------------------------
Ray Torresan                           50,000            November 24, 2000      November 24, 2010        $0.75
--------------------------------------------------------------------------------------------------------------------
Todd Cusolle                           50,000            November 24, 2000      November 24, 2010        $0.75
--------------------------------------------------------------------------------------------------------------------
Amanda Kerr                            50,000            November 24, 2000      November 24, 2010        $0.75
--------------------------------------------------------------------------------------------------------------------
Praveen Varshney                       50,000            November 24, 2000      November 24, 2010        $0.75
--------------------------------------------------------------------------------------------------------------------
Matthew Sebal                         100,000            November 24, 2000      November 24, 2010        $0.75
--------------------------------------------------------------------------------------------------------------------
Scott Kerr                             50,000            November 24, 2000      November 24, 2010        $0.75
--------------------------------------------------------------------------------------------------------------------
TOTAL                               1,205,000
--------------------------------------------------------------------------------------------------------------------

Aggregated Option Exercises In Last Fiscal Year And Fiscal Year-End Option
Values

During the last fiscal year, none of the Named Executive Officers exercised options to purchase shares of the Company's common stock.

REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

During 2000, the Board of Directors was responsible for establishing compensation policy and administering the compensation programs of the Company's executive officers.

The amount of compensation paid by the Company to each of its directors and officers and the terms of those persons' employment is determined solely by the Board of Directors, except as otherwise noted below. The Company believes that the compensation paid to its directors and officers is fair to the Company.

The Board of Directors believes that the use of direct stock awards is at times appropriate for employees, and in the future intends to use direct stock awards to reward outstanding service to the Company or to attract and retain individuals with exceptional talent and credentials. The use of stock options and other awards is intended to strengthen the alignment of interests of executive officers and other key employees with those of the Company's stockholders.

COMPENSATION OF EXECUTIVE OFFICERS

o The Company expects to pay Todd Cusolle, its Chief Technology Officer and Director, a salary of US$86,667 for the fiscal year ended December 31, 2001. Mr. Cusolle will also be entitled to receive options to purchase common stock of the Company under the Company's 2000 Stock Option Plan.

o The Company expects to pay Amanda Kerr, its Corporate Secretary, Director and V.P., Operations, a salary of US$66,667 for the fiscal year ended December 31, 2001. Ms Kerr will also be entitled to receive options to purchase common stock of the Company under the Company's 2000 Stock Option Plan.

o The Company does not intend to pay compensation to Matthew Sebal for the fiscal year ended December 31, 2001.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During the year ended December 31, 2000, the following related party transactions occurred:

1. The Company issued common shares to the following directors when the company acquired all of the issued and outstanding shares of MindfulEye.Com Systems Inc., the wholly-owned subsidiary pursuant to the share purchase agreement effective March 13, 2000.

                                              Shares
                  Ray Torresan               1,232,744
                  Todd Cusolle               1,232,744
                  Amanda Kerr                1,232,744
                  Tod Maffin                 1,232,744

2. The Company issued 1,719,208 shares of common stock to Varshney Capital Corporation, a company controlled by Praveen Varshney, a director of the company, when the company acquired all of the issued and outstanding shares of MindfulEye.Com Systems Inc., the wholly-owned subsidiary pursuant to the share purchase agreement effective March 13, 2000.

3. Under the share purchase agreement, the Company paid the shareholders of MindfulEye.Com Systems Inc., who are the directors of MindfulEye, Inc., the following:

                                        Promissory Note Repaid          Cash
                  Ray Torresan               $17,840                   $8,920
                  Todd Cusolle               $17,840                   $8,920
                  Amanda Kerr                $17,840                   $8,920
                  Tod Maffin                 $17,840                   $8,920

4. The Company repaid $17,840 of the Promissory Note and Cash of $12,440 to Varshney Capital Corporation, a company controlled by Praveen Varshney, a director of the company under the share purchase agreement.

5. The Company repaid $224,496 of the debt and $8,618 of interest owed by MindfulEye.com Systems Inc. to Varshney Capital Corporation, a company controlled by Praveen Varshney for cash advances to MindfulEye.Com Systems Inc., related to development costs.


During 2000, the Company paid salaries and other compensation to its Named Executive Officers as set forth under the heading "Executive Compensation."


                PROPOSAL 2: RATIFICATION OF INDEPENDENT AUDITORS

On May 2, 2001, the Company engaged Ellis Foster Chartered Accountants as its independent accountants replacing the firm of Davidson & Company, Chartered Accountants. The Company's Board of Director's recommended the engagement.

The former accounting firm's report on the financial statements for most recent fiscal period from inception to December 31, 2000 contained neither adverse opinion nor a disclaimer of opinion nor qualified or modified to uncertainty, audit scope or accounting principles.

During the registrant's fiscal period from inception to December 31, 2000 and the subsequent interim period to the day of replacement there were no disagreements with the former accounting firm on any matter of accounting principals or practices, financial statement disclosure, or auditing scope of procedure.

The Company proposes to the shareholders that Ellis Foster, Chartered Accountants be nominated, ratified, and appointed as the Company's independent auditors for the fiscal year ending December 31, 2001. Representatives of Ellis Foster, Chartered Accountants shall be present at the annual meeting and they will have the opportunity to make a statement if they desire to do so and they are expected to be available to respond to appropriate questions. Representatives of Davidson & Company, Chartered Accountants will not be present.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.

                                  OTHER MATTERS

The Company is not aware of any other business to be acted on at the meeting. If other business requiring a vote of the stockholders comes before the meeting, the holders of the proxies will vote in accordance with their best judgment.

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                               BOARD OF DIRECTORS
                                MINDFULEYE, INC.
                       2001 ANNUAL MEETING OF SHAREHOLDERS

The undersigned stockholder of MindfulEye, Inc., a Nevada corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated May 18, 2001, and hereby appoints Amanda Kerr and Todd Cusolle, or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2001 Annual Meeting of Stockholders of MindfulEye, Inc. to be held on May 31, 2001, at 3:00 PM PDT, in the King George Room at the Hyatt Regency Vancouver - 655 Burrard Street, Vancouver, British Columbia, V6C 2R7, Canada, and at any adjournment(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

--------------------------------------------------------------------------------

                                MindfulEye, Inc.

|X| Please mark votes as in this example.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR RATIFICATION OF THE APPOINTMENT OF THE COMPANY'S INDEPENDENT AUDITORS, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING AND ANY ADJOURNMENT (S) THEREOF.

1.       ELECTION OF DIRECTORS
                                        FOR      AGAINST     ABSTAIN
                                        ---      -------     -------
         Amanda Kerr                    [  ]       [  ]        [  ]
         Todd Cusolle                   [  ]       [  ]        [  ]
         Matthew Sebal                  [  ]       [  ]        [  ]


2.       RATIFICATION OF APPOINTMENT of INDEPENDENT AUDITORS

         Ellis Foster,
           Chartered Accountants        [  ]       [  ]        [  ]


3.       I PLAN TO ATTEND THE MEETING (PLEASE CHECK BOX IF YES)   [  ]



         Signature:___________________________Date:_______________________



         Signature:___________________________Date:_______________________
                  (This Proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)